                                      FIRST AMENDMENT TO CREDIT AGREEMENT

               This FIRST AMENDMENT, dated as of October 18, 2006 (this "Amendment"), under the Amended and
Restated Credit Agreement dated as of December 15, 2005 (such agreement, as amended or otherwise modified, the "Credit Agreement"), among SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"),
CITICORP NORTH AMERICA, INC., as syndication agent, CREDIT SUISSE FIRST BOSTON, LEHMAN COMMERCIAL PAPER INC.
and WELLS FARGO BANK, N.A., as documentation agents, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

               WHEREAS, the parties hereto desire to amend the Credit Agreement; and

               WHEREAS, pursuant to Section 9.1 thereof, the Credit Agreement may be amended with the consent of the Required Lenders.

               NOW, THEREFORE, the parties hereto hereby agree as follows:

               Section 1.    Defined Terms.  Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit
Agreement.  Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

               Section 2.    Amendment.  Subject to the occurrence of the Effective Date (as hereinafter defined), the Credit Agreement is hereby amended by deleting Section 4.12 in its entirety and substituting therefor the phrase "4.12  [RESERVED]."

               Section 3.    Conditions to Effectiveness.  The provisions of Section 2 of this Amendment shall become effective as of the date first above written (the "Effective Date"), subject to the receipt by the Administrative Agent from each of the Borrower and the Required Lenders of a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

               Section 4.    Effect of Amendment.  The execution, delivery and effectiveness of this
Amendment shall not, except as expressly provided herein, operate as an amendment or a waiver of any right, power or remedy of any Lender, the Administrative Agent, the Syndication Agent or the Documentation Agents
under any of the Loan Documents, nor, except as expressly provided herein, constitute an amendment or a waiver of any other provision of any of the Loan Documents.

               Section 5.    Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW
YORK.

                                           [Signature pages follow]

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                            SOUTHERN CALIFORNIA EDISON COMPANY

                                            By:   /s/ Robert C. Boada
                                            ---------------------------------------------
                                               Name:  Robert C. Boada
                                               Title: Vice President and Treasurer

                                            JPMORGAN CHASE BANK, N.A.,
                                             as Administrative Agent, as Issuing Lender and as a Lender

                                            By:   /s/ Thomas L. Casey
                                            ---------------------------------------------
                                            Name:   Thomas L. Casey
                                            Title:  Vice President